HOULIHAN LOKEY

AUGUST 30, 2019 | CONFIDENTIAL - PRELIMINARY - SUBJECT TO FURTHER REVIEW

Project Mountain – Additional Considerations PRESENTATION TO THE FINANCE AND STRATEGIC PLANNING COMMITTEE Exhibit (c)(ii)

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Table of Contents

1.
Executive Summary
2.
Additional Considerations
Selected Illustrative Accretion / Dilution Calculations
Selected Post-Restructured Company Market Observations
Selected Illustrative Precedent "Going-Dark" Transaction Observations
3.
Appendix
Additional Illustrative Precedent "Going-Dark" Transactions Detail
Glossary of Selected Terms
4.
Disclaimer

1. Executive Summary 2. Additional Considerations 3. Appendix 4. Disclaimer

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Executive Summary
The illustrative financial analyses and information contained in this presentation do not relate to the opinion
The Finance and Strategic Planning Committee has requested that Houlihan Lokey provide certain additional illustrative financial analyses on certain potential impacts of a potential transaction on the
Continuing Stockholders and the Company
Overview of additional illustrative financial analyses and selected key takeaways
Selected illustrative accretion / dilution calculations
Selected post-restructured company public equity market performance
Selected illustrative precedent “going-dark” transactions observations
Key next deliverables for Houlihan Lokey
Final presentation(s) regarding the opinion and related financial analyses
Other process items for Houlihan Lokey
Transaction structure due diligence; reflect terms of proposed transaction
Market updates
Projections updates, if applicable
Follow-up due diligence, if applicable
The
accretion/dilution
calculations,
financial
analyses
and
other
information
included
herein
are
provided
solely
for
the
information
of
the
Finance
and
Strategic
Planning
Committee
of
the
Board
of
Directors
of
the
Company,
are
shown
for
illustrative
purposes
only
and
are
not
intended
to
provide
any
recommendations,
conclusions
or
opinions
regarding
valuation,
the
fairness
of
any
aspect
of
the
Stock
Splits
to
the
Cashed-Out
Stockholders,
the
Continuing
Stockholders
or
the
Company,
or
whether
to
effect
the
Stock
Splits.
Such
illustrative
calculations,
financial
analyses
and
other
information
are
dependent
on
current
information
and
assumptions
provided
by
Poconos
management
that
may
differ
materially
from
final
Poconos
management
estimates
or
final
figures
associated
with
the
Stock
Splits,
if
consummated.

1.
Executive Summary
2.
Additional Considerations
Selected Illustrative Accretion / Dilution Calculations
Selected Post-Restructured Company Market Observations
Selected Illustrative Precedent "Going-Dark" Transaction Observations
3.
Appendix
4.
Disclaimer

1.
Executive Summary
2.
Additional Considerations
Selected Illustrative Accretion / Dilution Calculations
Selected Post-Restructured Company Market Observations
Selected Illustrative Precedent "Going-Dark" Transaction Observations
3.
Appendix
4.
Disclaimer

CONFIDENTIAL
-
PRELIMINARY
DRAFT
-
SUBJECT
TO
FURTHER
REVIEW
Selected Illustrative Accretion / Dilution Calculations
Adjusted EBITDA
The Stock Splits are accretive to Poconos’ adjusted EBITDA per share in CY 2020E and CY 2021E following more marginal accretion in
CY 2019E.
This
stems
from
the
recurring
nature
of
the
Company’s
assumed
run-rate
realized
cost
savings
relative
to
smaller
cost
savings
in
CY
2019E.
1.
Poconos projections per Poconos management.
2.
Reflects (i) diluted share count as of 6/30/19 and (ii) ratable annual vesting of ~0.4 million restricted stock units outstanding over three years following the Company's emergence from bankruptcy. For illustrative purposes, assumes the Company's share price of $16.13 as of 8/28/19 remains unchanged following the Stock Splits and the Company's existing warrants and stock options are consequently out-of-
the-money over the projection period. Per Poconos management.
3.
Reflects Poconos management estimate subject to further refinement.
4.
Per Poconos management, does not include potential incremental cost savings from alteration of directors and officers insurance post-Stock Splits.
5.
Excludes non-recurring advisory, accounting and filing fees associated with effecting the Stock Splits estimated at $775,000, per Poconos management.
6.
Per shareholder roster provided by Poconos management. Assumes (i) only those shareholders with less than one share after the Reverse Split are cashed out and (ii) a reverse stock split ratio of 1:50.
7.
Computed
as
(i)
difference
between
Pro
Forma
Adjusted
EBITDA
per
Share
and
Status
Quo
Adjusted
EBITDA
per
Share,
divided
by
(ii)
Status
Quo
Adjusted
EBITDA
per
Share.
Sources: Poconos management and Capital IQ.
Poconos management
estimates subject to
further refinement

(shares outstanding and dollars in millions, except per share values)
Calendar Year Ending December 31,
2019E
2020E
2021E
Status Quo Adjusted EBITDA [1]
$123.4
$176.7
$203.8
Status Quo Diluted Shares Outstanding [2]
15.0
15.2
15.3
Status Quo Adjusted EBITDA per Share
$8.20
$11.65
$13.32
Identified Public Company Cost Savings [3] [4]
0.1
0.8
0.8
Net Pre-Tax Stock Splits Cost Savings [5]
0.1
0.8
0.8
Pro Forma Adjusted EBITDA
$123.4
$177.5
$204.6
Status Quo Diluted Shares Outstanding [2]
15.04
15.17
15.30
Cashed-Out Shares [6]
(0.03)
(0.03)
(0.03)
Adjusted Diluted Common Shares Outstanding
15.02
15.15
15.27
Pro Forma Adjusted EBITDA per Share
$8.22
$11.72
$13.40
Implied Accretion / (Dilution) [7]
0.2%
0.6%
0.6%

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Selected
Illustrative
Accretion
/
Dilution
Calculations
(cont.)
Adjusted Free Cash Flow
The Stock Splits are accretive to Poconos’ adjusted free cash flow per share in CY 2019E, CY 2020E and CY 2021E.
As accretion / dilution computations are based on a lower base amount versus those delineated on the prior page, observed implied accretion / dilution percentages are greater.
Poconos management
estimates subject to
further refinement
Note: Adjusted Free Cash Flow computed as Adjusted EBITDA minus Capital Expenditures for purposes of above illustrative calculations.
1.
Poconos projections per Poconos management.
2.
Reflects (i) diluted share count as of 6/30/19 and (ii) ratable annual vesting of ~0.4 million restricted stock units outstanding over three years following the Company's emergence from bankruptcy. For illustrative
purposes,
assumes
the
Company's
share
price
of
$16.13
as
of
8/28/19
remains
unchanged
following
the
Stock
Splits
and
the
Company's
existing
warrants
and
stock
options
are
consequently
out-of-
the-money over the projection period. Per Poconos management.
3.
Reflects Poconos management estimate subject to further refinement.
4.
Per Poconos management, does not include potential incremental cost savings from alteration of directors and officers insurance post-Stock Splits.
5.
Excludes non-recurring advisory, accounting and filing fees associated with effecting the Stock Splits estimated at $775,000, per Poconos management.
6.
Per shareholder roster provided by Poconos management. Assumes (i) only those shareholders with less than one share after the Reverse Split are cashed out and (ii) a reverse stock split ratio of 1:50.
7.
Computed
as
(i)
difference
between
Pro
Forma
Adjusted
Free
Cash
Flow
per
Share
and
Status
Quo
Adjusted
Free
Cash
Flow
per
Share,
divided
by
(ii)
Status
Quo
Adjusted
Free
Cash
Flow
per
Share.
Sources: Poconos management and Capital IQ.

(shares outstanding and dollars in millions, except per share values)
Calendar Year Ending December 31,
2019E
2020E
2021E
Adjusted EBITDA
$123.4
$176.7
$203.8
Capital Expenditures
(91.8)
(104.3)
(109.5)
Status Quo Adjusted Free Cash Flow [1]
$31.5
$72.4
$94.3
Status Quo Diluted Shares Outstanding [2]
15.0
15.2
15.3
Status Quo Adjusted Free Cash Flow per Share
$2.10
$4.77
$6.16
Identified Public Company Cost Savings [3] [4]
0.1
0.8
0.8
Net Pre-Tax Stock Splits Cost Savings [5]
0.1
0.8
0.8
Pro Forma Adjusted Free Cash Flow
$31.6
$73.2
$95.1
Status Quo Diluted Shares Outstanding [2]
15.04
15.17
15.30
Cashed-Out Shares [6]
(0.03)
(0.03)
(0.03)
Adjusted Diluted Common Shares Outstanding
15.02
15.15
15.27
Pro Forma Adjusted Free Cash Flow per Share
$2.10
$4.83
$6.23
Implied Accretion / (Dilution) [7]
0.4%
1.3%
1.0%

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Selected
Illustrative
Accretion
/
Dilution
Calculations
(cont.)
Earnings per Share
Poconos earnings per share is calculated to increase in CY 2020E and CY 2021E.
Implied accretion / dilution is not meaningful in CY 2019E due to negative forecasted net income.
1.
Poconos projections per Poconos management.
2.
Reflects (i) diluted share count as of 6/30/19 and (ii) ratable annual vesting of ~0.4 million restricted stock units outstanding over three years following the Company's emergence from bankruptcy. For illustrative
purposes,
assumes
the
Company's
share
price
of
$16.13
as
of
8/28/19
remains
unchanged
following
the
Stock
Splits
and
the
Company's
existing
warrants
and
stock
options
are
consequently
out-of-
the-money over the projection period. Per Poconos management.
3.
Reflects Poconos management estimate subject to further refinement.
4.
Per Poconos management, does not include potential incremental cost savings from alteration of directors and officers insurance post-Stock Splits.
5.
Excludes non-recurring advisory, accounting and filing fees associated with effecting the Stock Splits estimated at $775,000, per Poconos management.
6.
Reflects (i) periodic effective tax rates based on actual cash taxes projected for each period, per Poconos management, multiplied by (ii) Net Pre-Tax Stock Splits Cost Savings.
7.
Per
shareholder
roster
provided
by
Poconos
management.
Assumes
(i)
only
those
shareholders
with
less
than
one
share
after
the
Reverse
Split
are
cashed
out
and
(ii)
a
reverse
stock
split
ratio
of
1:50.
8.
Computed as (i) difference between Pro Forma Earnings / (Loss) per Share and Status Quo Earnings / (Loss) per Share, divided by (ii) Status Quo Earnings / (Loss) per Share. Not meaningful figure in CY
2019E due to negative status quo and pro forma net income.
Sources: Poconos management and Capital IQ.
Poconos management
estimates subject to
further refinement

(shares outstanding and dollars in millions, except per share values)
Calendar Year Ending December 31,
2019E
2020E
2021E
Status Quo Net Income [1]
($92.1)
$55.3
$67.5
Status Quo Diluted Shares Outstanding [2]
15.0
15.2
15.3
Status Quo Earnings / (Loss) per Share
($6.12)
$3.64
$4.41
Identified Public Company Cost Savings [3] [4]
0.1
0.8
0.8
Net Pre-Tax Stock Splits Cost Savings [5]
0.1
0.8
0.8
Incremental Taxes [6]
(0.0)
(0.1)
(0.1)
Pro Forma Net Income
($92.1)
$55.9
$68.2
Status Quo Diluted Shares Outstanding [2]
15.04
15.17
15.30
Cashed-Out Shares [7]
(0.03)
(0.03)
(0.03)
Adjusted Diluted Common Shares Outstanding
15.02
15.15
15.27
Pro Forma Earnings / (Loss) per Share
($6.13)
$3.69
$4.46
Implied Accretion / (Dilution) [8]
NMF
1.4%
1.2%

1.
Executive Summary
2.
Additional Considerations
Selected Illustrative Accretion / Dilution Calculations
Selected Post-Restructured Company Market Observations
Selected Illustrative Precedent "Going-Dark" Transaction Observations
3.
Appendix
4.
Disclaimer

C&J ENERGY SERVICES

Key Energy Services

HOULIHAN LOKEY

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Selected Post-Restructured Company Market Observations
Selected Oilfield Services Company Performance Post Chapter 11 Emergence
Indexed Share Price Performance Post Re-Listing
Indexed Share Price Performance Post Re-Listing
Date of
Chapter 11 Filing
July
20,
2016
Obligations at
Date of Chapter
11 Filing
Total Obligations
~$1,687.3 million
Secured Obligations
~$1,372.8
million
Unsecured
Obligations
~$314.4
million
Date of Emergence
from Chapter 11
January
6,
2017
Share
Price Return Since Re-Listing
(January 12, 2017)
-76.7%
Date of
Chapter 11 Filing
October
20,
2016
Obligations at
Date of Chapter
11 Filing
Total Obligations
~$1,043.9
million
Secured Obligations
~$353.5
million
Unsecured
Obligations
~$690.4
million
Date of Emergence
from Chapter 11
December
15,
2016
Share
Price Return Since Re-Listing
(December 16, 2017)
-95.6%
Sources: Capital IQ as of 8/28/19 and public filings.
(dollars in millions)
0%
20%
40%
60%
80%
100%
120%
140%
160%
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
0%
20%
40%
60%
80%
100%
120%
140%
160%
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
27.2%
2.6%
-67.1%
-76.7%
27.9%
2.6%
-66.9%
-95.6%
Restructured Company
S&P 500 Index
WTI Spot Price
Oilfield Services Index (OSX)

BASIC ENERGY SERVICES

Nuverra Environmental Solutions

HOULIHAN LOKEY

CONFIDENTIAL
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DRAFT
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Selected Post-Restructured Company Market Observations (cont.)
Selected Oilfield Services Company Performance Post Chapter 11 Emergence
Date of
Chapter 11 Filing
October
25,
2016
Obligations at
Date of Chapter
11 Filing
Total Obligations
~$1,100.0 million
Secured Obligations
~$215.2
million
Unsecured
Obligations
~$884.8
million
Date of Emergence
from Chapter 11
December
26,
2016
Share
Price Return Since Re-Listing
(December 27, 2016)
-96.3%
Date of
Chapter 11 Filing
May
1,
2017
Obligations at
Date of Chapter
11 Filing
Total Obligations
~$528.9
million
Secured Obligations
~$480.8
million
Unsecured
Obligations
~$48.0
million
Date of Emergence
from Chapter 11
August
7,
2017
Share
Price Return Since Re-Listing
(October 12, 2017)
-75.6%
Indexed Share Price Performance Post Re-Listing
Indexed Share Price Performance Post Re-Listing
(dollars in millions)
0%
20%
40%
60%
80%
100%
120%
140%
160%
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
0%
40%
80%
120%
160%
200%
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
27.3%
0.9%
-67.1%
-96.3%
13.2%
8.5%
-54.9%
-75.6%
Sources: Capital IQ as of 8/28/19 and public filings.
Restructured Company
S&P 500 Index
WTI Spot Price
Oilfield Services Index (OSX)

1.
Executive Summary
2.
Additional Considerations
Selected Illustrative Accretion / Dilution Calculations
Selected Post-Restructured Company Market Observations
Selected Illustrative Precedent "Going-Dark" Transaction Observations
3.
Appendix
4.
Disclaimer

Illustrative Cash
Out Price Per Share

HOULIHAN LOKEY

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Illustrative % of Shares Oustanding Cashed Out in Stock Splits [3]
0.100%
0.175% [4]
0.284% [5]
0.350%
0.400%
$18.00
0.012%
0.020%
0.033%
0.041%
0.047%
$21.00
0.030%
0.053%
0.086%
0.106%
0.121%
$24.00
0.049%
0.086%
0.139%
0.172%
0.196%
$27.00
0.068%
0.118%
0.192%
0.237%
0.271%
$30.00
0.086%
0.151%
0.245%
0.303%
0.347%
Effect of Premium on Continuing Stockholder Value
Illustrative Calculations
Effect of Premium on Continuing Stockholder Value Based on % of Cashed Out Shares [2] [3]
1.
As of 8/28/19.
2.
Effect
of
Premium
on
Continuing
Stockholders
computed
as:
((Cash-Out
Price
per
Share
-
Current
Market
Trading
Price
per
Share)
*
Shares
Repurchased)
/
(Current
Market
Capitalization
–
Computed
Transaction Value).
3.
Pre Stock-Splits Shares and dilutive securities per Poconos management and public filings. Includes (i) 15.0 million shares outstanding as of 6/30/19 and (ii) dilutive impact of 2.6 million warrants, to the extent in-the-money. Does not include dilutive impact of 0.4 million unvested options and 0.4 million unvested restricted stock units. Per Poconos management.
4.
Reflects estimated percentage of shares associated with Cashed-Out Stockholders, assuming (i) only those shareholders with less than one share after the Reverse Split are cashed out and (ii) a 1:50 reverse stock split ratio, per Poconos management.
5.
Reflects estimated percentage of shares associated with Cashed-Out Stockholders, assuming (i) only those shareholders with less than one share after the Reverse Split are cashed out and (ii) a 1:100 reverse stock split ratio per, per Poconos management.
Sources: Poconos management and Capital IQ.
Effect of Premium on Continuing Stockholder Value Calculations
(shares outstanding and dollars in millions, except per share values)
A
B
D
C
D = C
÷
(A –
B)
Stock Splits Calculations
Computed Transaction Value
$1.0
Implied Aggregate Premium Paid
$0.3
Effect of Premium on Continuing Stockholders
0.139%

Market-Derived Inputs [1]
Total Diluted Shares Outstanding [3]
15.0
Closing per Share Stock Price
$16.13
Market Capitalization
$242.7

Selected Illustrative “Going-Dark” Transactions
Selected Transaction and Benchmarking Observations
Implied One-Day Cash-Out Premiums Paid [1]
Shares Repurchased as % of Outstanding
Implied Effect of Premium [2] [3]
0.1%
0.2%
0.3%
1.5%
4.8%
6.5%
7.7%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
15.0%
Low
Poconos -
1:50
Ratio [4]
Poconos -
1:100
Ratio [4]
25th
Percentile
Median
Mean
75th
Percentile
High
0.0%
0.2%
0.2%
0.3%
0.5%
1.6%
1.9%
0.0%
2.5%
5.0%
7.5%
10.0%
Low
Poconos -
1:50
Ratio [4]
Poconos -
1:100
Ratio [4]
25th
Percentile
Median
75th
Percentile
Mean
High
53.3%
41.9%
At an illustrative cash-out price of
$24 to $30 per share, the implied
one-day premium would be ~49% to
86%, which is among the highest of
the observed selected precedent
“going-dark” transactions’ premia.
However, as the shares repurchased
as a % of shares outstanding is
among the lowest of the selected
precedent transactions, the resulting
effect of the premium on continuing
stockholders is also among the
lowest (even at the high end of the
illustrative cash-out price per share
range).

1.7%
3.7%
10.9%
12.6%
15.5%
19.0%
21.7%
24.1%
27.6%
39.0%
52.2%
119.0%
0.0%
25.0%
50.0%
75.0%
100.0%
125.0%
5th
Percentile
10th
Percentile
20th
Percentile
30th
Percentile
40th
Percentile
50th
Percentile
60th
Percentile
70th
Percentile
80th
Percentile
90th
Percentile
95th
Percentile
Max
1.
Reflects Cash-Out Price per Share divided by One-Day Pre-Announcement Share Price.
2.
Computed as: ((Cash-Out Price per Share - Current Market Trading Price per Share) * Shares Repurchased) / (Current Market Capitalization – Computed Transaction Value).
3.
Excludes transactions for which premiums were negative and China Housing and Land Development, Inc.
4.
Based on (i) market data as of 8/28/19, (ii) illustrative cash out price per share of $30.00 and (iii) assumption that only those shareholders with less than one share after the Reverse Split are cashed out.
Per Poconos management.
Sources: Poconos management, Capital IQ, public filings and press releases.
CONFIDENTIAL - PRELIMINARY DRAFT - SUBJECT TO FURTHER REVIEW

Illustrative Cash
Out Price Per Share

Illustrative Cash
Out Price Per Share

HOULIHAN LOKEY

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Effect of Premium on Continuing Stockholders
Effect of Premium on Continuing Stockholders –
1:50 Reverse Stock Split Ratio [1] [2]
1.
Effect
of
Premium
on
Continuing
Stockholders
computed
as:
((Cash-Out
Price
per
Share
-
Current
Market
Trading
Price
per
Share)
*
Shares
Repurchased)
/
(Current
Market
Capitalization
–
Computed
Transaction Value. ). Shares and dilutive securities per Poconos management and public filings. Includes (i) 15.0 million shares outstanding as of 6/30/19 and (ii) dilutive impact of 2.6 million warrants, to the extent in-the-money. Does not include dilutive impact of 0.4 million unvested options and 0.4 million unvested restricted stock units, per Poconos management
2.
Reflects estimated percentage of shares associated with Cashed-Out Stockholders, assuming (i) only those shareholders with less than one share after the Reverse Split are cashed out and (ii) a 1:50 reverse stock split ratio per, per Poconos management.
3.
As of 8/28/19.
4.
Reflects estimated percentage of shares associated with Cashed-Out Stockholders, assuming (i) only those shareholders with less than one share after the Reverse Split are cashed out and (ii) a 1:100 reverse stock split ratio per, per Poconos management.
Sources: Poconos management and Capital IQ.
Effect of Premium on Continuing Stockholders –
1:100 Reverse Stock Split Ratio [1] [4]

Illustrative Pre-Stock Splits Announcement Market Trading Price [3]
-20.0%
-10.0%
Current [3]
+10.0%
+20.0%
$18.00
0.069%
0.042%
0.020%
0.003%
-0.012%
$21.00
0.110%
0.078%
0.053%
0.032%
0.015%
$24.00
0.151%
0.115%
0.086%
0.062%
0.042%
$27.00
0.192%
0.151%
0.118%
0.092%
0.069%
$30.00
0.233%
0.188%
0.151%
0.121%
0.097%
Illustrative Pre-Stock Splits Announcement Market Trading Price [3]
-20.0%
-10.0%
Current [3]
+10.0%
+20.0%
$18.00
0.113%
0.068%
0.033%
0.004%
-0.020%
$21.00
0.179%
0.127%
0.086%
0.052%
0.024%
$24.00
0.245%
0.186%
0.139%
0.100%
0.068%
$27.00
0.312%
0.245%
0.192%
0.149%
0.113%
$30.00
0.378%
0.304%
0.245%
0.197%
0.157%

1. Executive Summary 2. Additional Considerations 3. Appendix Additional Illustrative Precedent "Going-Dark" Transactions Detail Glossary of Selected Terms 4. Disclaimer

1. Executive Summary 2. Additional Considerations 3. Appendix Additional Illustrative Precedent "Going-Dark" Transactions Detail Glossary of Selected Terms 4. Disclaimer

CONFIDENTIAL
-
PRELIMINARY
DRAFT
-
SUBJECT
TO
FURTHER
REVIEW
Selected Illustrative Precedent “Going-Dark” Transactions
1.
Reflects closing share price one-day prior to transaction announcement, per public filings.
2.
Computed as Cash-Out Price per Share, divided by One-Day Pre-Announcement Share Price.
3.
Computed
as:
((Cash-Out
Price
per
Share
-
One-Day
Pre-Announcement
Share
Price)
*
Shares
Repurchased)
/
(Market
Capitalization
at
Announcement
-
Transaction
Value).
4.
Over 12 months preceding transaction announcement, per Capital IQ.
*   Excluded from summary statistics calculations.
Sources: Capital IQ, public filings and press releases.
Shares
One-Day Pre-
Average Daily Trading
Estimated
Repurchased
Market
Cash-Out
One-Day Pre-
Implied One-
Implied
Announcement
Volume As % of
Transaction
Shares
Public Float
as a % of
Capitalization at
Price per
Announcement
Day Cash-Out
Effect of
Share Price as a %
Shares
Estimated
Announced
Going-Dark Entity
Value
Outstanding
Shares
%
Outstanding
Announcement
Share
Share Price [1]
Premium [2]
Premium [3]
of 52-Week High
Outstanding [4]
Public Float [4]
Dynasil Corporation of America
$1.7
17.5
8.2
47.0%
8.3%
$18.3
$1.15
$1.09
5.5%
0.5%
68.1%
0.1%
0.3%
Paybox Corp.
$0.1
13.2
5.4
41.1%
1.0%
$5.9
$0.40
$0.36
11.1%
0.1%
47.7%
0.0%
0.0%
Onstream Media Corporation
$0.1
23.8
20.7
86.9%
2.8%
$4.8
$0.20
$0.20
0.0%
0.0%
45.5%
0.1%
0.1%
Speed Commerce, Inc.
$0.0
96.6
72.4
74.9%
0.1%
$2.7
$0.01
$0.03
-70.5%
*
-0.1%
*
2.8%
0.1%
0.1%
Champion Industries, Inc.
$0.0
11.3
5.0
44.1%
0.8%
$2.8
$0.30
$0.25
20.0%
0.2%
50.0%
0.0%
0.0%
China Housing and Land Development, Inc.
$8.8
7.0
3.5
50.4%
41.6%
$11.1
$3.00
$1.37
119.0%
206.2%
*
35.3%
NA
NA
Kansas City Life Insurance Company
$30.1
10.6
3.1
29.5%
5.4%
$463.8
$52.50
$42.53
23.4%
1.3%
84.0%
0.1%
0.3%
The Monarch Cement Company
$3.0
4.0
2.1
53.8%
2.5%
$68.6
$30.00
$26.41
13.6%
0.5%
96.7%
0.0%
0.1%
Emtec, Inc.
$1.1
18.2
4.1
22.8%
5.5%
$17.1
$1.05
$1.10
-4.5%
*
-0.3%
*
89.4%
0.1%
0.2%
DGT Holdings Corp.
$4.7
3.9
3.9
100.0%
9.0%
$45.6
$13.50
$11.66
15.8%
1.6%
87.0%
NA
NA
CoSine Communications Inc. (nka:
WebFinancial Holding LLC)
$0.0
10.1
6.3
62.0%
0.2%
$18.9
$2.24
$1.87
19.8%
0.0%
91.2%
0.1%
0.2%
EDCI Holdings, Inc.
$2.1
6.7
5.7
85.4%
6.1%
$27.0
$5.00
$4.02
24.4%
1.6%
62.3%
0.4%
0.4%
Regency Affiliates, Inc.
$0.1
3.4
1.3
36.8%
0.6%
$11.7
$6.00
$3.37
78.0%
0.4%
74.9%
0.1%
0.2%
Boss Holdings, Inc.
$0.4
2.1
0.8
37.8%
2.4%
$13.1
$7.65
$6.20
23.4%
0.6%
75.2%
0.0%
0.1%
MAXXAM Inc.
$1.7
4.6
NA
NA
3.5%
$49.5
$10.77
$9.35
15.2%
0.5%
47.0%
0.0%
NA
Cuisine Solutions, Inc.
$1.5
17.6
4.9
27.7%
6.7%
$16.2
$1.30
$0.95
36.8%
2.8%
35.8%
0.1%
0.3%
Capital Properties, Inc.
$0.3
3.3
0.8
23.2%
0.4%
$75.1
$25.00
$23.12
8.2%
0.0%
70.4%
0.1%
0.3%
Gouverneur Bancorp, Inc.
$0.1
2.3
0.8
35.0%
0.3%
$18.7
$10.00
$8.06
24.1%
0.1%
40.3%
0.1%
0.2%
Peoples-Sidney Financial Corporation
$1.3
1.4
1.1
77.9%
7.0%
$16.4
$13.47
$12.00
12.3%
0.9%
80.0%
0.1%
0.1%
First Bancorp of Indiana, Inc.
$0.4
1.8
1.3
72.6%
1.4%
$21.4
$14.00
$12.00
16.7%
0.2%
64.4%
0.1%
0.1%
Oregon Pacific Bancorp
$0.3
2.2
1.8
80.6%
0.9%
$20.0
$13.00
$9.05
43.6%
0.4%
72.4%
0.1%
0.1%
Peoples Bancorp
$2.9
3.1
3.0
95.8%
5.6%
$44.2
$16.75
$14.20
18.0%
1.1%
70.0%
0.1%
0.1%
CB Financial Corporation
$1.3
1.1
0.9
84.1%
6.2%
$17.1
$20.00
$16.00
25.0%
1.7%
96.4%
0.1%
0.1%
Jaclyn, Inc.
$3.1
2.5
1.6
66.2%
12.4%
$19.1
$10.21
$6.00
70.2%
8.1%
42.1%
0.4%
0.5%
Citizens Financial Corporation
$1.2
1.6
1.1
66.9%
10.7%
$7.0
$7.25
$6.54
10.9%
2.1%
95.6%
0.0%
0.0%
PSB Group, Inc.
$3.1
3.1
3.0
96.0%
4.8%
$58.3
$21.00
$15.15
38.6%
1.6%
75.8%
0.1%
0.1%
Northway Financial, Inc.
$4.9
1.5
1.2
78.4%
8.7%
$50.3
$37.50
$30.11
24.5%
2.1%
78.0%
0.2%
0.2%
Monarch Community Bancorp, Inc.
$2.8
2.5
2.1
84.2%
8.1%
$31.6
$13.50
$10.60
27.4%
2.1%
81.5%
0.0%
0.1%
Ohio State Bancshares, Inc.
$1.9
0.2
0.1
75.2%
10.6%
$17.2
$95.00
$92.25
3.0%
0.4%
97.9%
0.4%
0.6%
Meritage Hospitality Group, Inc.
$0.2
5.4
0.6
10.9%
0.6%
$25.4
$5.25
$4.67
12.4%
0.1%
94.3%
0.1%
0.7%
7/22/10
5/2/19
8/8/14
5/6/13
12/14/12
8/30/10
7/27/15
9/29/15
12/22/16
12/20/16
2/16/16
1/18/16
12/5/07
3/1/10
8/26/09
8/24/09
5/27/09
8/4/08
6/30/08
4/14/08
2/29/08
1/2/08
12/28/07
10/25/07
10/6/06
7/2/07
5/24/07
4/16/07
2/16/07
1/12/07

CONFIDENTIAL -
PRELIMINARY DRAFT -
SUBJECT TO FURTHER REVIEW
Selected Illustrative Precedent “Going-Dark” Transactions
(cont.)
1.
Reflects closing share price one-day prior to transaction announcement, per public filings.
2.
Computed as Cash-Out Price per Share, divided by One-Day Pre-Announcement Share Price.
3.
4.
Over 12 months preceding transaction announcement, per Capital IQ.
*   Excluded from summary statistics calculations.
Sources: Capital IQ, public filings and press releases.
Shares
One-Day Pre-
Average Daily Trading
Estimated
Repurchased
Market
Cash-Out
One-Day Pre-
Implied One-
Implied
Announcement
Volume As % of
Transaction
Shares
Public Float
as a % of
Capitalization at
Price per
Announcement
Day Cash-Out
Effect of
Share Price as a %
Shares
Estimated
Announced
Going-Dark Entity
Value
Outstanding
Shares
%
Outstanding
Announcement
Share
Share Price [1]
Premium [2]
Premium [3]
of 52-Week High
Outstanding [4]
Public Float [4]
Pegasus Communications Corporation
(nka: The Pegasus Companies,
$0.3
13.2
3.5
26.4%
0.6%
$26.2
$3.25
$2.25
44.4%
0.3%
40.3%
0.0%
0.0%
Advanced Nutraceuticals, Inc. (nka:
Bactolac Pharmaceutical, Inc.)
$0.7
4.7
1.4
29.0%
3.6%
$16.8
$4.00
$3.78
5.8%
0.2%
75.8%
NA
NA
Harbor Bankshares Corporation
$0.4
0.7
0.4
65.4%
1.8%
$16.4
$31.00
$25.50
21.6%
0.4%
100.0%
0.1%
0.1%
Mestek, Inc.
$9.6
8.7
1.4
16.6%
7.2%
$109.9
$15.24
$12.51
21.8%
1.7%
47.0%
0.1%
0.4%
Home City Financial Corporation
$0.5
0.8
0.7
83.6%
3.7%
$12.7
$17.10
$15.28
11.9%
0.5%
91.7%
0.1%
0.1%
Collins Industries, Inc.
$0.6
6.6
4.7
71.3%
1.2%
$44.5
$7.70
$6.75
14.1%
0.2%
90.0%
0.2%
0.2%
County Bank Corp
$2.9
1.1
0.9
84.5%
4.9%
$60.0
$55.00
$53.70
2.4%
0.1%
92.6%
0.1%
0.1%
Yadkin Valley Company
$1.0
0.2
0.1
36.2%
7.2%
$10.1
$78.00
$56.00
39.3%
3.2%
99.0%
NA
NA
First Citizens Bancorporation, Inc.
$29.6
0.9
0.1
11.8%
4.7%
$517.5
$735.00
$590.00
24.6%
1.2%
94.4%
0.0%
0.1%
FirstFed Bancorp, Inc.
$14.3
2.4
1.4
58.1%
53.3%
$22.0
$11.00
$8.51
29.3%
41.9%
91.1%
0.1%
0.1%
Illini Corporation
$1.8
0.5
0.4
67.5%
8.4%
$21.1
$40.50
$39.05
3.7%
0.3%
99.5%
0.2%
0.3%
Iowa First Bancshares Corp.
$2.5
1.4
1.2
87.8%
4.7%
$47.7
$38.00
$34.25
10.9%
0.5%
84.6%
0.1%
0.1%
Cherokee Banking Company
$2.4
1.2
0.9
74.9%
11.0%
$19.3
$17.75
$15.50
14.5%
1.8%
91.2%
0.1%
0.1%
FC Banc Corp.
$1.9
0.7
0.6
88.2%
9.9%
$16.8
$29.12
$28.10
3.6%
0.4%
73.9%
0.2%
0.3%
Guaranty Bancshares, Inc.
$1.5
2.8
1.3
44.9%
2.2%
$107.3
$24.00
$19.35
24.0%
0.3%
75.9%
0.1%
0.2%
FFD Financial Corporation
$1.5
1.9
1.6
83.4%
4.1%
$17.8
$19.00
$15.45
23.0%
1.7%
92.2%
0.1%
0.1%
Home Loan Financial Corp.
$2.3
1.7
1.1
66.7%
6.4%
$26.9
$20.75
$15.90
30.5%
2.1%
72.7%
0.1%
0.1%
Community Investors Bancorp, Inc.
$0.6
1.1
0.7
67.1%
3.8%
$13.9
$15.00
$13.25
13.2%
0.5%
82.8%
0.2%
0.3%
United Tennessee Bankshares, Inc.
$5.7
1.1
0.7
62.4%
23.7%
$24.9
$22.00
$18.26
20.5%
5.1%
85.9%
0.1%
0.1%
BF Enterprises Inc.
$2.6
3.5
1.2
35.1%
8.2%
$30.1
$8.95
$7.50
19.3%
1.5%
85.1%
0.1%
0.2%
Mercury Air Group, Inc.
$0.8
3.1
0.1
2.0%
6.3%
$10.6
$4.00
$3.36
19.0%
1.2%
37.4%
0.4%
20.7%
Northeast Indiana Bancorp, Inc.
$0.4
1.4
1.3
93.0%
1.3%
$29.4
$23.50
$20.00
17.5%
0.2%
86.2%
0.2%
0.2%
Lynch Interactive Corporation (nka: LICT
Corporation)
$0.3
2.8
NA
NA
0.3%
$66.0
$29.00
$24.99
16.0%
0.1%
76.3%
0.0%
NA
ASB Financial Corp.
$2.0
1.7
1.4
84.8%
5.1%
$37.4
$23.00
$20.65
11.4%
0.6%
70.6%
0.1%
0.1%
First Manitowoc Bancorp, Inc. (nka: Bank
First Corporation)
$2.1
6.9
NA
NA
1.5%
$105.8
$19.60
$15.25
28.5%
0.4%
93.8%
0.0%
NA
Low
$0.0
0.2
0.1
2.0%
0.1%
$2.7
$0.0
$0.03
0.0%
0.0%
2.8%
0.0%
0.0%
25th Percentile
$0.4
1.4
0.8
36.7%
1.5%
$16.4
$5.6
$4.34
12.3%
0.3%
66.3%
0.1%
0.1%
Median
$1.5
2.8
1.3
66.5%
4.8%
$21.1
$14.0
$12.00
19.3%
0.5%
78.0%
0.1%
0.1%
Mean
$3.0
6.4
3.7
59.4%
6.5%
$47.5
$31.4
$26.10
22.9%
1.9%
74.2%
0.1%
0.6%
75th Percentile
$2.7
6.7
3.2
83.4%
7.7%
$45.0
$23.8
$20.32
24.6%
1.6%
91.2%
0.1%
0.3%
High
$30.1
96.6
72.4
100.0%
53.3%
$517.5
$735.0
$590.00
119.0%
41.9%
100.0%
0.4%
20.7%
1/26/06
8/15/06
5/16/06
5/2/06
3/31/06
11/2/05
10/7/05
7/22/05
9/13/05
9/8/05
8/19/05
5/17/05
10/3/05
2/25/05
4/14/05
3/31/05
3/22/05
3/16/05
3/11/05
3/3/05
5/18/05
7/1/05
6/24/05
6/7/05
5/24/05

Computed as: ((Cash-Out Price per Share - One-Day Pre-Announcement Share Price) * Shares Repurchased) / (Market Capitalization at Announcement - Transaction Value).

1. Executive Summary 2. Additional Considerations 3. Appendix Additional Illustrative Precedent "Going-Dark" Transactions Detail Glossary of Selected Terms 4. Disclaimer

CONFIDENTIAL -
PRELIMINARY DRAFT -
SUBJECT TO FURTHER REVIEW
Glossary of Selected Terms
Definition
Description
Adjusted EBITDA
Adjusted EBITDA refers to Earnings Before Interest, Taxes, Depreciation and Amortization, adjusted for certain non-
recurring items
Cashed-Out
Stockholders
Stockholders of record owning less than a yet-to-be-determined number of shares immediately prior to the contemplated
reverse stock split of the common stock of Poconos
Continuing Stockholders
Stockholders
of record owning greater than a yet-to-be-determined number of shares immediately prior to the contemplated reverse stock split of the common stock of Poconos
CY
Calendar Year
E
Estimated
Forward Split
NA
Not available
NMF
Not meaningful figure
Reverse Split
Stock
Splits
Collectively,
the reverse split and forward split
WTI
West Texas Intermediate crude
oil

The contemplated reverse stock split of the common stock of Poconos
The contemplated forward stock split of the remaining shares of Poconos common stock immediately following the consummation of the contemplated reverse stock split of the common stock of Poconos

1. Executive Summary 2. Additional Considerations 3. Appendix 4. Disclaimer

CONFIDENTIAL -
PRELIMINARY DRAFT -
SUBJECT TO FURTHER REVIEW
Disclaimer

This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the “materials”), are provided solely for the information of the Finance and Strategic Planning Committee (the “Committee”) of the Board of Directors (the “Board”) of Poconos (the “Company”) by Houlihan Lokey in
connection with the Committee’s consideration of a series of potential transactions (the “Stock Splits”) involving the Company. This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the materials.
The materials are for discussion purposes only. Houlihan Lokey expressly disclaims any and all liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with the materials. The materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and none of the Committee, the Company or Houlihan Lokey takes any responsibility for the use of the materials by persons other than the Committee. The materials are provided on a confidential basis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey’s express prior written consent.
Notwithstanding any other provision herein, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of any transaction and all materials of any kind (including opinions or other tax analyses, if any) that are provided to the Company relating to such tax treatment and structure. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. income or franchise tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. income or franchise tax treatment of the transaction. If the Company plans to disclose information pursuant to the first sentence of this paragraph, the Company shall inform those to whom it discloses any such information that they may not rely upon such information for any purpose without Houlihan Lokey’s prior written consent.
Houlihan Lokey is not an expert on, and nothing contained in the materials should be construed as advice with regard to, legal, accounting, regulatory, insurance, tax or other specialist matters. Houlihan Lokey’s role in reviewing any information was limited solely to performing such a review as it deemed necessary to support its own advice and analysis and was not on behalf of the Committee.
The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the materials. Although subsequent developments may affect the contents of the materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the materials. The materials are not intended to provide the sole basis for evaluation of the Stock Splits and do not purport to contain all information that may be required. The materials do not address the underlying business decision of the Company, the Board, the Committee or any other party to proceed with or effect the Stock
Splits, or the relative merits of the Stock Splits as compared to any alternative business strategies or transactions that might be available for the Company or any other party.
The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Committee, the Board, the Company, any security holder of the Company or any other party as to how to vote or act with respect to any matter relating to the Stock Splits or otherwise or whether to buy or sell any assets or securities of any company.
Houlihan Lokey’s only opinion is the opinion, if any, that is actually delivered to the Committee. In preparing the materials  Houlihan Lokey has acted as an independent contractor and nothing in the materials is intended to create or shall be construed as creating a fiduciary or other relationship between Houlihan Lokey and any party. The materials may not reflect information known to other professionals in other business areas of Houlihan Lokey and its affiliates.
The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaption and application of these methods to the unique facts and circumstances presented and, therefore, is not readily susceptible to partial analysis or summary description. Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Stock Splits. Any estimates of value contained in the materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. Any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. The materials do not constitute a valuation opinion or credit rating. The materials do not address the fairness of any portion or aspect of the Stock Splits to any party.

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Disclaimer (cont.)

All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses)
reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates (including, without limitation, estimates of potential cost savings and synergies)
contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based.  The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose.
Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without
(and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey  has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or any other participant in the Stock Splits since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to, discussed with or reviewed by Houlihan Lokey that would be material to its analyses, and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents.
The materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey’s affiliates and employees, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, any Stock Splits counterparty, any other Stock Splits participant, any other financially interested party with respect to any transaction, other entities or parties that are mentioned in the materials, or any of the foregoing entities’ or parties’ respective affiliates, subsidiaries, investment funds, portfolio companies and representatives (collectively, the “Interested Parties”), or any currency or commodity that may be involved in the
Stock Splits. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory and consulting services to clients, which may have in the past included, or may currently or in the future include, one or more Interested Parties, for which services Houlihan Lokey has received, and may receive, compensation. Although Houlihan
Lokey in the course of such activities and relationships or otherwise may have acquired, or may in the future acquire, information about one or more Interested Parties or the Stock Splits, or that otherwise may be of interest to the Board, the Committee, or the Company, Houlihan Lokey shall have no obligation to, and may not be contractually permitted to, disclose such information, or the fact that Houlihan Lokey is in possession of such information, to the Board, the Committee, or the Company or to use such information on behalf of the Board, the Committee, or the Company. Houlihan Lokey’s personnel may make statements or provide advice that is contrary to information contained in the materials.

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